UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4519

T. Rowe Price Capital Appreciation Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

Capital Appreciation Fund	June 30, 2009

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

In the months following the historic collapse of Lehman Brothers in September 2008, the economic environment became progressively bleaker. Auto sales, consumer confidence, commodity prices, and manufacturing activity all fell sharply and, with few exceptions, became increasingly worse with each month that followed. It felt as if the global economic system was grinding to a halt and there was no bottom in sight. However, in February and March of this year, the global economy appears to have hit a near-term bottom—albeit at a very depressed level. A combination of unprecedented global fiscal and monetary stimulus combined with an absence of further substantive inventory reductions resulted in stabilizing economic activity across most regions. This, combined with a renewed sense of confidence in the soundness of the U.S. banking sector following the government’s “stress tests,” catapulted equity and fixed-income markets back from the very depressed levels of early March.

By the end of the second quarter, the S&P 500 had climbed about 35% above its intra-year low, and credit spreads—the yield differences between higher-yield bonds and Treasuries—had narrowed significantly. Companies capitalized on the stabilizing economy and improved capital markets to issue equity, debt, and convertible securities to strengthen their balance sheets and, in many cases, remove the near-term risk of bankruptcy that felt so perilously close earlier this year.

Against this backdrop, the Capital Appreciation Fund generated solid returns on both an absolute and relative basis in the last six months. Your fund returned 14.12% versus 3.16% for the S&P 500 Index. (The performance of Advisor Class shares was slightly lower, reflecting a different fee structure.) We were able to generate 447% of the equity market’s return while only taking about 75% of the market’s risk. (We arrived at this number by comparing the standard deviation of the S&P 500 (2.19) with that of the fund (1.59) for the first six months of 2009. Standard deviation indicates the volatility of a portfolio’s total returns as measured against its mean performance. In general, the higher the standard deviation, the greater the volatility or risk. The S&P 500 Index is an unmanaged equity benchmark that tracks the performance of 500 mostly large-cap U.S. stocks.) In addition, we significantly outperformed our Morningstar and Lipper benchmarks. However, we would like to emphasize that we do not manage the fund to either of these benchmarks. The Capital Appreciation Fund has a very different mandate than most of its peers. It is a unique fund with a focus on long-term capital preservation and capital appreciation that does not fit neatly into most benchmarks.

Our absolute and relative returns were a function of strong stock and bond selection. In fact, our bonds and convertible securities actually outperformed our common stocks. In retrospect, our decision to add markedly to leveraged loans, higher-yield bonds, and convertibles during last autumn’s panic significantly contributed to our solid performance in the first half of 2009.

In our last shareholder letter, we expressed disappointment in the fund’s poor absolute returns in 2008 despite solid performance relative to the market and our benchmarks. A core part of our strategy is focused on capital preservation, and the magnitude of last year’s financial market declines overwhelmed our ability to deliver on that goal in the short term. However, we are pleased to report that, over the last three years—a period in which the S&P 500’s cumulative return was -22.70% and its average annual total return was -8.22%—your fund’s cumulative return was only -3.44% and its average annual total return was -1.16%. This means the fund outperformed the S&P 500 by more than 700 basis points on average over the last three years. (One hundred basis points equal one percentage point.)

While we are pleased with the fund’s short-term results, our focus is on meeting our investors’ long-term objectives. Our long-term objective is to perform in line with or better than the broad market while taking less risk. We are pleased that the fund has been able to achieve this long-term goal on a 1-, 3-, 5-, 10-, and 20-year basis. However, there will be periods in which we will fail to achieve that objective, and this fund is not managed in an attempt to surpass the market every month, quarter, or year. If growth stocks with high price/earnings (P/E) ratios dominate the overall market’s return or if extremely low-quality, high-risk companies drive the market higher, we will likely underperform in the short run. We are not speculators—we are patient investors who believe that a risk-aware strategy that focuses on valuations, cash flows, and underlying asset values has the potential to produce solid risk-adjusted returns over the long term. We take pride in being the tortoise and letting the market be the hare.

PORTFOLIO REVIEW

Our fixed-income investments posted the strongest absolute and relative returns in the first half of 2009. The principal contributors to these results were our investments in leveraged loans and, secondarily, in noninvestment-grade bonds. As you may recall from our previous letters, leveraged loans are secured, floating-rate fixed-income instruments that represent the most senior debt securities within most firms’ capital structures. Last year, as leveraged loans experienced significant forced selling pressure, many of them began trading below what we conservatively viewed as their recovery values even in the unlikely case of bankruptcy. In other words, at the peak of last year’s panic, these instruments were pricing in a scenario worse than bankruptcy.

We took advantage of these irrational prices to accumulate high-quality leveraged loans of Wm. Wrigley, Weather Channel, Cablevision, Discovery Communications, and Oshkosh Truck. As this forced selling abated near the end of 2008 and as credit spreads narrowed in the first half of 2009, these leveraged loans appreciated substantially. As leveraged loan values recovered to more reasonable levels, we reduced our exposure to this asset class to about 6% of fund assets. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

In the equity market, the industrials and business services sector was the fund’s largest contributor. Our investments in Goodrich, Mitsubishi, and Tyco International climbed substantially more than the market and the industrials sector as a whole. Goodrich’s earnings held up much better than its aerospace/defense industry peers, because its high-margin aftermarket business is much more concentrated on newer planes that continue to fly. As such, the company has been less affected by the global air travel downturn. Mitsubishi benefited from a rebound in commodity prices and a recovery from a historically depressed valuation. At one point, the company was trading at a substantial discount to its book value. Like Goodrich, Tyco’s earnings held up much better than expected due to strong management execution, significant recurring revenue, and a business mix that is far less volatile than that of its industrial peers.

Our energy investments also contributed to our absolute and relative returns in the first half of the year. We used the large drop in oil and natural gas prices at the beginning of the year to increase our exposure to energy companies, such as Williams Companies, Spectra Energy, and Norwegian company StatoilHydro. To our surprise, oil prices rallied much quicker than we expected as the global economy stabilized and as China’s economy began to show signs of strength. Our large investments in Williams and Spectra recovered nicely from their March lows and outperformed the broad market and the oil and gas sector as a whole. These two companies exemplify the type of investment opportunities we seek every day. Both companies have stable fee-based businesses (utilities and pipelines), as well as businesses tied to the price of oil and natural gas (exploration and production and midstream, respectively). Near their lows in March, our analysis showed a very attractive risk/reward situation: We were paying little to nothing for their businesses tied to oil and natural gas prices. We felt this minimized the downside potential and gave us good prospects for capital appreciation once oil and gas prices recovered to more reasonable levels. We are pleased that both Williams and Spectra have performed well, and we continue to see material upside potential as both companies still trade at unreasonably large discounts to fair value, in our opinion.

Information technology was the strongest equity sector in the first half of the year. While our tech investments outperformed the sector, underweighting this sector versus the S&P 500 modestly detracted from relative performance. Our large investment in Texas Instruments was our top contributor in the sector. The company benefited from sequentially improving sales and profit margin trends and recovered from an extremely depressed valuation. Currently, the technology sector features a large number of high-growth large-cap stocks with corresponding high valuations. These high valuations discourage us from investing in these names, because the downside risk is substantial if growth slows or valuations drop to more reasonable levels. Over the long term, stocks with high P/E ratios tend to underperform as the market systematically extrapolates current growth rates too far into the future, leading to financial projections that often prove to be illusory. We are content to be the tortoise in the technology sector by holding strong but less exciting companies with good free cash flow, solid balance sheets, and low valuations, such as Western Union and IBM.

PORTFOLIO STRATEGY AND OUTLOOK

We find ourselves at a very interesting juncture in the economy and capital markets. The stock market has recovered from its lows and is now trading at more reasonable levels on near-term earnings. If the economy moves from stabilization to a normal recovery, as it has following most previous recessions, we will likely see a further rebound in the stock market as corporate earnings growth resumes. However, this downturn has been unlike most previous ones in its magnitude, the global breadth of its decline, and the fiscal and monetary policy responses from governments around the world. In other words, past is not necessarily prologue, and we should expect the unexpected. Since we do not have a crystal ball on the economy, we will focus on what we do best: look for attractively priced investments across the capital structure with limited downside potential and reasonable upside potential.

So how are we positioning your fund right now? As the market fell to very depressed levels in February and March, we used that opportunity to add to equities. At the beginning of March, the fund was positioned somewhat aggressively given the number of attractive ideas we were finding. As the market recovered, we moved to a more neutral position. Since April, we have been reducing our equity exposure, especially to sectors and securities that have rallied significantly since the market bottomed. We have been reducing our large overweight to the consumer discretionary sector and adding to consumer staples, health care, and utilities companies that have been left behind in the rally.

As we examine the market today, we feel that many of the lower-quality names that have rallied sharply from their March lows need a substantial economic recovery to justify their stock prices. If such a recovery does not materialize, they could have substantial downside. On the other end of the spectrum, high-P/E growth stocks are trading at stretched valuations and have been very strong performers in the first half of the year. For these companies, we see limited upside and potential for their valuations to contract.

From our perspective, the investments with the best risk/reward trade-off currently in the market are some of the steadier, more consistent businesses whose valuations are compelling, whose dividends are appealing, and whose balance sheets are solid. We have been adding to a basket of high-quality health care and consumer staples names such as Covidien, C.R. Bard, PepsiCo, Philip Morris International, and Procter & Gamble. In addition, we have been increasing our utility overweight in companies with high dividend yields, such as OGE Energy, American Electric Power, and CenterPoint Energy. Most of our utility companies are now trading at unusually large discounts to the market on earnings and possess dividend yields of 5% or higher. We feel that these stocks are likely to outperform considerably if the economy worsens and the stock market rolls over. However, with low absolute and relative valuations and above-average dividends, we can make a strong case for these stocks to perform well in a market recovery.

As we have moved toward a more neutral stance on stocks within the portfolio, we have increased our bond exposure. Our fixed-income portfolio includes investment-grade corporate bonds; leveraged loans; select high-quality, noninvestment-grade bonds; and a couple of U.S. Treasury securities. In aggregate, our fixed-income holdings are yielding roughly 6%. In order to add to our fixed-income positions, we have also reduced our cash reserves.

IN CLOSING

As always, I would like to thank the members of the fund’s Investment Advisory Committee for their valuable input over the last six months. This team, which comprises portfolio managers, quantitative experts, fixed-income analysts, and equity analysts with many decades of combined investment experience, is responsible for the oversight of your fund and is supported by a growing global equity and fixed-income platform of more than 160 analysts.

Thank you for the confidence you have placed in us and in T. Rowe Price.

Respectfully submitted,

David R. Giroux
Chairman of the fund’s Investment Advisory Committee

July 24, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed-income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Moderate Allocation Average: Tracks the performance of funds that seek both moderate capital appreciation and income by investing in stocks, bonds, and cash.

Price/earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 13.95	$ 19.90	$ 20.62	$ 20.06	$ 19.49	$ 17.50
Investment activities						
Net investment income	0.19[1]	0.42[1]	0.51	0.48	0.33	0.29
Net realized and unrealized gain (loss)	1.78	(5.85)	0.42	2.44	1.01	2.38
Total from investment activities	1.97	(5.43)	0.93	2.92	1.34	2.67
Distributions						
Net investment income	–	(0.39)	(0.53)	(0.50)	(0.30)	(0.29)
Net realized gain	–	(0.13)	(1.12)	(1.86)	(0.47)	(0.39)
Total distributions	–	(0.52)	(1.65)	(2.36)	(0.77)	(0.68)
NET ASSET VALUE						
End of period	**$ 15.92**	**$ 13.95**	**$ 19.90**	**$ 20.62**	**$ 20.06**	**$ 19.49**

Ratios/Supplemental Data

Total return[2]	**14.12%**[1]	**(27.17)%**[1]	**4.56%**	**14.54%**	**6.85%**	**15.29%**
Ratio of total expenses to average net assets	0.75%[1][3]	0.72%[1]	0.71%	0.73%	0.76%	0.78%
Ratio of net investment income to average net assets	2.69%[1][3]	2.30%[1]	2.37%	2.30%	1.66%	1.84%[4]
Portfolio turnover rate	54.8%	94.3%	52.6%	53.7%	12.1%	17.6%
Net assets, end of period (in millions)	$ 7,628	$ 6,877	$ 10,325	$ 9,312	$ 7,384	$ 4,962

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses permanently waived of 0.02% and 0.01% of average net assets for the six months ended 6/30/09 and year ended 12/31/08 respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

(4) Includes the effect of a one-time special dividend (0.29% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/04 Through 12/31/05‡
NET ASSET VALUE					
Beginning of period	$ 13.89	$ 19.82	$ 20.54	$ 20.02	$ 19.49
Investment activities					
Net investment income	0.17(1)	0.37(1)	0.46	0.43	0.26
Net realized and unrealized gain (loss)	1.77	(5.82)	0.41	2.41	1.03
Total from investment activities	1.94	(5.45)	0.87	2.84	1.29
Distributions					
Net investment income	–	(0.35)	(0.47)	(0.46)	(0.29)
Net realized gain	–	(0.13)	(1.12)	(1.86)	(0.47)
Total distributions	–	(0.48)	(1.59)	(2.32)	(0.76)
NET ASSET VALUE					
End of period	**$ 15.83**	**$ 13.89**	**$ 19.82**	**$ 20.54**	**$ 20.02**
Ratios/Supplemental Data					
Total return(2)	**13.97%(1)**	**(27.39)%(1)**	**4.29%**	**14.17%**	**6.60%**
Ratio of total expenses to average net assets	0.99%(1)(3)	0.98%(1)	0.99%	1.01%	1.09%
Ratio of net investment income to average net assets	2.44%(1)(3)	2.09%(1)	2.10%	2.02%	1.42%
Portfolio turnover rate	54.8%	94.3%	52.6%	53.7%	12.1%
Net assets, end of period (in thousands)	$ 128,593	$ 130,452	$ 175,499	$ 50,733	$ 20,088

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses permanently waived of 0.02% and 0.01% of average net assets for the six months ended 6/30/09 and year ended 12/31/08 respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 62.4%		
CONSUMER DISCRETIONARY 6.5%		
Auto Components 0.6%		
Toyota Industries (JPY)	766,900	19,001
TRW Automotive (1)(2)	1,927,230	21,777
WABCO	387,395	6,857
		47,635
Hotels, Restaurants & Leisure 0.3%		
Marriott, Class A (3)	899,669	19,856
		19,856
Household Durables 0.2%		
Fortune Brands (3)	395,174	13,728
		13,728
Media 4.1%		
Cablevision, Class A	5,571,900	108,151
Discovery Communications, Class A (1)	624,600	14,085
Discovery Communications, Class C (1)	655,900	13,466
Time Warner	6,703,974	168,873
Time Warner Cable, Class A	521,265	16,508
		321,083
Multiline Retail 0.2%		
Kohl's (1)(3)	392,100	16,762
		16,762
Specialty Retail 1.1%		
Lowe's (3)	3,672,100	71,275
TJX (3)	375,000	11,798
		83,073
Total Consumer Discretionary		502,137

INDUSTRIALS & BUSINESS SERVICES 7.2%		
Aerospace & Defense 3.4%		
Goodrich	2,423,217	121,088
Honeywell International	374,537	11,760
Lockheed Martin	878,500	70,851
Rockwell Collins (3)	1,368,621	57,113
		260,812
Industrial Conglomerates 1.6%		
3M (3)	1,258,100	75,612
Roper Industries	297,829	13,495
Tyco International (3)	1,476,071	38,348
		127,455
Machinery 1.7%		
Danaher	2,097,900	129,524
		129,524
Trading Companies & Distributors 0.5%		
Mitsubishi (JPY)	1,732,800	31,823
Mitsui (JPY)	967,000	11,392
		43,215
Total Industrials & Business Services		561,006
INFORMATION TECHNOLOGY 5.9%		
Computers & Peripherals 0.3%		
IBM	264,416	27,610
		27,610
Electronic Equipment, Instruments & Components 1.4%		
Tyco Electronics	5,789,020	107,618
		107,618

UTILITIES 0.3%

Independent Power Producers & Energy Traders 0.3%		
NRG Energy	20,700	26,465
Total Utilities		26,465
Total Convertible Preferred Stocks (Cost $235,776)		146,145

CONVERTIBLE BONDS 9.4%

Actuant, 2.00%, 11/15/23	2,000,000	1,894
General Growth Properties, 3.98%, 4/15/27 (4)(5)	30,418,000	10,481
Group 1 Automotive, VR, 2.25%, 6/15/36	61,049,000	40,167
Henry Schein, 3.00%, 8/15/34	41,086,000	46,241
Host Hotels & Resorts, 2.625%, 4/15/27 (4)	42,723,000	35,602
JDS Uniphase, 1.00%, 5/15/26	38,665,000	29,002
Kilroy Realty, 3.25%, 4/15/12 (4)	4,052,000	3,364
Liberty Media, VR, 3.125%, 3/30/23	31,916,000	27,253
Lifepoint Hospitals, 3.25%, 8/15/25	26,028,000	20,950
Linear Technology, 3.00%, 5/1/27	120,569,000	100,332
Lucent Technologies, VR, 2.875%, 6/15/25	26,846,000	19,153
Millipore, 3.75%, 6/1/26	55,309,000	54,938
Nasdaq, 2.50%, 8/15/13	11,659,000	9,600
Newmont Mining, 1.25%, 7/15/14	25,501,000	27,831
Newmont Mining, 1.625%, 7/15/17	21,648,000	23,121
Newport, 2.50%, 2/15/12	28,293,000	22,676
Oil States International, 2.375%, 7/1/25	52,697,000	53,214
Peabody Energy, 4.75%, 12/15/66	66,970,000	49,037
Quicksilver Resources, 1.875%, 11/1/24	10,445,000	9,768
SBA Communications, 1.875%, 5/1/13 (4)	6,798,000	5,651
SunPower, 4.75%, 4/15/14	6,775,000	7,753

U.S. Steel, 4.00%, 5/15/14	8,794,000	11,665
United Auto Group, 3.50%, 4/1/26	41,252,000	39,235
Valeant Pharmaceuticals, 4.00%, 11/15/13	32,185,000	32,602
Xilinx, 3.125%, 3/15/37	61,130,000	45,091
Total Convertible Bonds (Cost $792,821)		726,621

CORPORATE BONDS 10.9%

American Airlines, 10.375%, 7/2/19	3,190,000	3,214
American Tower, 7.125%, 10/15/12	9,833,000	9,870
Anadarko Petroleum, 8.70%, 3/15/19	3,180,000	3,549
Analog Devices, 5.00%, 7/1/14	15,920,000	16,000
AOL Time Warner, 6.875%, 5/1/12	24,207,000	25,834
AT&T, 4.125%, 9/15/09	1,597,000	1,608
Atmos Energy, 8.50%, 3/15/19	3,195,000	3,705
BAE Systems, 6.375%, 6/1/19 (4)	4,400,000	4,481
Beckman Coulter, 6.00%, 6/1/15	3,185,000	3,375
Beckman Coulter, 7.00%, 6/1/19	3,185,000	3,426
Becton, Dickinson & Company, 5.00%, 5/15/19	3,190,000	3,281
BellSouth, 4.20%, 9/15/09	2,492,000	2,510
Black Hills, 9.00%, 5/15/14	2,545,000	2,601
BP Capital Markets, 4.75%, 3/10/19	6,660,000	6,678
Calpine Construction Finance, 8.00%, 6/1/16 (4)	21,375,000	20,413
CC Holdings, 7.75%, 5/1/17 (4)	25,350,000	24,716
Cilcorp, 8.70%, 10/15/09	7,485,000	7,335
ConocoPhillips, 6.50%, 2/1/39	6,300,000	6,668
Continental Airlines, 9.00%, 7/8/16	4,140,000	4,140
Crown Castle International, 9.00%, 1/15/15	21,650,000	22,029
CSC Holdings, 7.625%, 4/1/11	15,210,000	15,058
Devon Energy, 6.30%, 1/15/19	4,070,000	4,348

Duke Energy, 6.30%, 2/1/14	6,390,000	6,891
EOG Resources, 5.625%, 6/1/19	15,630,000	16,353
Florida Gas Transmission, 7.90%, 5/15/19 (4)	10,000,000	11,102
Forest Oil, 8.50%, 2/15/14 (4)	9,575,000	9,431
Fortune Brands, 5.125%, 1/15/11	6,730,000	6,761
Fortune Brands, 6.375%, 6/15/14	12,730,000	12,671
Freeport McMoRan Copper & Gold, VR, 4.995%, 4/1/15	47,885,000	44,293
Georgia Pacific, 8.25%, 5/1/16 (4)	5,900,000	5,723
Gulfstream Natural Gas, 6.95%, 6/1/16 (4)	3,660,000	3,696
Harris, 6.375%, 6/15/19	1,910,000	2,003
Hasbro, 6.125%, 5/15/14	15,000,000	15,467
Hess, 7.00%, 2/15/14	6,370,000	6,873
Hess, 8.125%, 2/15/19	6,365,000	7,204
Home Depot, 4.625%, 8/15/10	1,592,000	1,626
Home Depot, 5.40%, 3/1/16	15,834,000	15,681
Home Depot, FRN, 0.749%, 12/16/09	52,784,160	52,579
Honeywell International, 5.00%, 2/15/19	4,460,000	4,536
Johnson & Johnson, 5.95%, 8/15/37	12,000,000	12,907
JPMorgan Chase, VR, 0.854%, 12/26/12 (6)	47,910,000	48,379
Kansas Gas & Electric, 6.70%, 6/15/19 (4)	3,500,000	3,609
Kellogg, 4.45%, 5/30/16	10,835,000	10,868
Kellogg, 5.125%, 12/3/12	3,185,000	3,410
Kraft Foods, 6.125%, 2/1/18	6,675,000	6,922
Magellan Midstream Partners, 6.55%, 7/15/19	1,435,000	1,475
MetroPCS Wireless, 9.25%, 11/1/14	1,675,000	1,665
MetroPCS Wireless, 9.25%, 11/1/14 (4)	7,075,000	7,031
MGM Mirage, 10.375%, 5/15/14 (4)	2,175,000	2,278
MGM Mirage, 11.125%, 11/15/17 (4)	2,775,000	2,935
NiSource Finance, FRN, 1.231%, 11/23/09	7,902,000	7,825

Pacific Gas & Electric, VR, 1.598%, 6/10/10	6,300,000	6,327
Peabody Energy, 6.875%, 3/15/13	3,275,000	3,218
Petrohawk Energy, 10.50%, 8/1/14 (4)	2,900,000	2,973
Pride International, 8.50%, 6/15/19	4,460,000	4,415
Procter & Gamble, 5.50%, 2/1/34	5,735,000	5,865
Public Service Company of Colorado, 5.125%, 6/1/19	5,895,000	6,056
Quicksilver Resources, 11.75%, 1/1/16	7,150,000	7,382
Range Resources, 8.00%, 5/15/19	5,500,000	5,411
Shell International Finance, 6.375%, 12/15/38	9,400,000	10,197
Silgan, 7.25%, 8/15/16 (4)	2,975,000	2,856
SLM Corporation, VR, 1.232%, 7/27/09	11,000,000	10,959
Southern Company, 4.15%, 5/15/14	1,275,000	1,284
Sprint Capital, 6.90%, 5/1/19	2,200,000	1,826
Sprint Capital, 8.375%, 3/15/12	20,025,000	19,574
StatoilHydro, 5.25%, 4/15/19	13,925,000	14,272
Teck Resources Limited, 9.75%, 5/15/14 (4)	8,375,000	8,752
Teck Resources Limited, 10.25%, 5/15/16 (4)	8,375,000	8,794
Teck Resources Limited, 10.75%, 5/15/19 (4)	7,600,000	8,208
TECO Finance, 7.00%, 5/1/12	11,300,000	11,679
Tennessee Gas Pipeline, 8.00%, 2/1/16	4,000,000	4,181
Time Warner, VR, 1.15%, 11/13/09	33,260,000	33,179
Tyco Electronics, 6.00%, 10/1/12	12,730,000	12,504
Tyco Electronics, 6.55%, 10/1/17	6,652,000	6,031
United Auto Group, 7.75%, 12/15/16	16,950,000	13,560
Verizon Wireless, 3.75%, 5/20/11 (4)	4,460,000	4,544
Verizon Wireless, VR, 3.316%, 5/20/11 (4)	12,740,000	12,956
Viacom, 5.75%, 4/30/11	25,284,000	25,980
Virginia Electric & Power, 6.00%, 1/15/36	7,125,000	7,493
Wal-Mart, 3.20%, 5/14/14	4,061,000	4,045

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $7,563,323)	$ 7,774,327
Receivable for investment securities sold	33,857
Interest and dividends receivable	27,159
Receivable for shares sold	7,934
Cash	8
Other assets	352
Total assets	7,843,637
Liabilities	
Written options (premiums $41,527)	46,481
Payable for investment securities purchased	30,221
Payable for shares redeemed	5,013
Investment management fees payable	3,773
Due to affiliates	627
Other liabilities	549
Total liabilities	86,664
NET ASSETS	$ 7,756,973
Net Assets Consist of:	
Undistributed net investment income	$ 109,520
Accumulated undistributed net realized loss	(1,726,811)
Net unrealized gain	206,083
Paid-in capital applicable to 487,256,630 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	9,168,181
NET ASSETS	$ 7,756,973
NET ASSET VALUE PER SHARE	
Investor Class	
($7,628,379,892 / 479,133,947 shares outstanding)	$ 15.92
Advisor Class	
($128,592,689 / 8,122,683 shares outstanding)	$ 15.83

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 92,894	$ 212,251
Net realized loss	(790,167)	(940,270)
Change in net unrealized gain (loss)	1,619,426	(2,099,400)
Increase (decrease) in net assets from operations	922,153	(2,827,419)
Distributions to shareholders		
Net investment income		
Investor Class	–	(185,386)
Advisor Class	–	(3,201)
Net realized gain		
Investor Class	–	(64,679)
Advisor Class	–	(1,246)
Decrease in net assets from distributions	–	(254,512)
Capital share transactions*		
Shares sold		
Investor Class	641,206	1,817,494
Advisor Class	36,637	128,620
Distributions reinvested		
Investor Class	–	235,993
Advisor Class	–	4,404
Shares redeemed		
Investor Class	(796,339)	(2,473,464)
Advisor Class	(53,905)	(124,567)
Decrease in net assets from capital share transactions	(172,401)	(411,520)
Net Assets		
Increase (decrease) during period	749,752	(3,493,451)
Beginning of period	7,007,221	10,500,672
End of period	**$ 7,756,973**	**$ 7,007,221**
Undistributed net investment income	109,520	16,626

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Capital Appreciation Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has two classes of shares: the Capital Appreciation Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1986, and Capital Appreciation Fund—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009, and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $122,000 for the six months ended June 30, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2009:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2009, the fund invested in derivative instruments. As defined by Statement of Financial Accounting Standards No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. The fund’s period-end derivatives, as presented in the Portfolio of Investments or the tables following, generally are indicative of the volume of its derivative activity during the period.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting as prescribed by FAS 133, even for derivatives employed as economic hedges. As of June 30, 2009, the fund held equity derivatives with a fair value of $1,753,000, included in Investments in Securities, and $46,481,000, included in Written Options, on the accompanying Statement of Assets and Liabilities.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2009 and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker in its sole discretion may change margin requirements applicable to the fund.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use call and put options to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange; movements in underlying security values; and for written options, potential losses in excess of the fund’s initial investment. Options are included in net assets at fair value; purchased options are included in Investments in Securities and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Transactions in written options and related premiums received during the six months ended June 30, 2009, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $3,375,702,000 and $3,591,522,000, respectively, for the six months ended June 30, 2009. Purchases and sales of U.S. government securities aggregated $90,859,000 and $0, respectively, for the six months ended June 30, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $575,921,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, the fund had $264,565,000 of unused capital loss carryforwards, all of which expire in fiscal 2016.

At June 30, 2009, the cost of investments for federal income tax purposes was $7,563,323,000. Net unrealized gain aggregated $206,083,000 at period-end, of which $615,934,000 related to appreciated investments and $409,851,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2009, expenses incurred pursuant to these service agreements were $87,000 for Price Associates, $2,263,000 for T. Rowe Price Services, Inc., and $893,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended June 30, 2009 are as follows:

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (for both classes) was above the median for comparable funds. The information also indicated that the expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, and that the expense ratio for the Advisor Class was at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009